UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 30, 2025

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada		000-50028	46-0484987
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
3131 Las Vegas Boulevard South
Las Vegas,	Nevada		89109
(Address of principal executive offices)			(Zip Code)

(702) 770-7555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	WYNN	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 30, 2025, Wynn Resorts, Limited (the "Company") held its 2025 Annual Meeting of Shareholders (the "Annual Meeting"). The proposals voted upon at the Annual Meeting and the final results of the shareholder vote on each proposal, as certified by American Election Services, LLC, the independent inspector of elections for the Annual Meeting, were as follows:

Proposal 1: Election of Directors

To elect three Class II directors, each to serve until the 2028 Annual Meeting of Shareholders:

Director Nominees	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Craig S. Billings	65,134,808	2,260,237	264,962	23,973,701
Anthony M. Sanfilippo	67,087,191	290,437	282,379	23,973,701
Winifred M. Webb	62,292,284	5,103,017	264,706	23,973,701

Proposal 2: Ratification of Appointment of Independent Auditors

To ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

Votes For	Votes Against	Abstain	Broker Non-Votes
90,238,047	1,098,239	297,422	—

Proposal 3: Advisory Vote to Approve the Compensation of Named Executive Officers

To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement:

Votes For	Votes Against	Abstain	Broker Non-Votes
64,070,421	3,280,837	308,749	23,973,701

Proposal 4: Shareholder Proposal

To consider and vote on a shareholder proposal requesting that the Board of Directors commission and disclose a report on the potential cost savings through the adoption of a smokefree policy for the Company’s properties:

Votes For	Votes Against	Abstain	Broker Non-Votes
5,764,552	61,346,046	549,409	23,973,701

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Dated: May 2, 2025	By:	/s/ Jacqui Krum
Jacqui Krum
Executive Vice President, General Counsel & Secretary